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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 8, 2003
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                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                    0-20532                  74-2559866
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       (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                             Identification No.)


   12961 Park Central, Suite 1300, San Antonio, Texas             78216
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (210) 495-8787



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         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 8, 2003, the Company issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information furnished in this Item 12, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific references in such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEXTERITY SURGICAL, INC.



                                       By  /s/ Randall K. Boatright
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                                           Randall K. Boatright
                                           Executive Vice President and Chief
                                           Financial Officer
Dated August 8, 2003

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                                 Exhibit Index

Exhibit Number          Description
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     99.1               Press Release